SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  September 14, 1999


                                CLICKACTION INC.
              (Exact name of registrant as specified in its charter)


                                   Delaware
                 (State or other jurisdiction of incorporation)


      0-26008                                   77-0195362
 (Commission File No.)               (IRS Employer Identification No.)


                             2197 E. Bayshore Road
                              Palo Alto, CA 94303
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 473-3600


                    (formerly known as MySoftware Company)

Item 5.   Other Events.

     Pursuant to a Certificate of Ownership and Merger filed with the Delaware Secretary of State on September 14, 1999, ClickAction Inc., a wholly owned subsidiary of MySoftware Company, was merged with and into MySoftware Company. In connection with the merger, the corporate name of MySoftware Company has been changed to "ClickAction Inc." Accordingly, all agreements, actions, filings and reports made after September 14, 1999 shall bear the name "ClickAction Inc." The symbol for ClickAction Inc.'s common stock as reported on the Nasdaq National Market, effective September 16, 1999, is "CLAC." Further information is available in a press release dated September 16, 1999, a copy of which is attached hereto as Exhibit 99.1 and the full text of which is incorporated by reference herein.

Item 7.	   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits

Exhibit No.  Description
3.1 Certificate of Ownership and Merger, merging ClickAction Inc., a wholly owned subsidiary of MySoftware Company, with and into MySoftware Company, as filed on September 14, 1999.

4.1          Specimen Common Stock Certificate.

99.1         Press Release dated September 16, 1999.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CLICKACTION INC.


Dated:  September 20, 1999          By: /s/ Gregory Slayton
                                         -------------------
                                         Gregory Slayton
                                         President and Chief Executive Officer

                                                                   Exhibit 3.1

                      CERTIFICATE OF OWNERSHIP AND MERGER

                                    MERGING

                                CLICKACTION INC.,
                            a Delaware Corporation

                                     INTO

                              MYSOFTWARE COMPANY,
                            a Delaware Corporation


                         Pursuant to Section 253 of the
                General Corporation Law of the State of Delaware


     MySoftware Company, a corporation organized and existing under the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST:  	That this corporation owns all of the outstanding shares of
ClickAction Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware.

     SECOND:	That this corporation, by the following resolutions of its Board of Directors, duly adopted on the 18th day of August, 1999, determined to merge ClickAction Inc. into itself on the terms and conditions set forth in such resolutions:

     RESOLVED, that ClickAction Inc., a Delaware corporation and a wholly-owned subsidiary of the Corporation ("Merger Sub"), be merged with and into the Corporation (the "Merger") and that the Corporation be the surviving corporation in such Merger;

     RESOLVED FURTHER, that the Merger shall become effective upon the date and time of the filing, pursuant to Section 253 of the General Corporation
Law of the State of Delaware, of a Certificate of Ownership and Merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware;

     RESOLVED FURTHER, that upon the effectiveness of the Merger, (i) the Corporation shall assume all of the liabilities and obligations of Merger Sub, (ii) the name of the Corporation shall be changed from "MySoftware Company" to "ClickAction Inc.", (iii) the Bylaws of the Corporation shall be amended to change the name of the Corporation from "MySoftware Company" to "ClickAction Inc.", and (iv) the Nasdaq listing symbol of the Corporation shall be changed accordingly;

     RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized and directed, for and on behalf of the Corporation, to effect all filings and qualifications, and take all further actions, that any such officer deems to be necessary or appropriate to comply with state or federal securities laws in connection with the transactions contemplated by the Merger and the Certificate of Merger; and

     RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized and directed, for and on behalf of the Corporation, to execute and deliver all other instruments, effect all filings and qualifications, and take all further actions, that either of them deem to be necessary or appropriate to carry out the purposes of the foregoing resolutions and to consummate the transactions contemplated by the Merger and the Certificate of Merger.


             [remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, this Certificate of Ownership and Merger is hereby executed on behalf of the surviving Corporation, MySoftware Company, and attested to by its officers thereunto duly authorized.


Dated as of September  14, 1999


                                          MYSOFTWARE COMPANY


                                          By:  /s/ Gregory W. Slayton
                                               ----------------------
                                               Gregory W. Slayton
                                               Chief Executive Officer


ATTEST



By: /s/ Sharon Chiu
    ---------------
    Sharon Chiu
    Secretary

                                                               Exhibit 4.1


FRONT                                ClickAction Inc.
        CAI  COMMON STOCK                                     COMMON STOCK

       THIS CERTIFICATE IS
       TRANSFERABLE IN
       BOSTON, MA OR NEW
       YORK, NY

                            INCORPORATED UNDER THE LAWS OF
                               THE STATE OF DELAWARE           CUSIP 18681E 10 7

                                                              SEE REVERSE FOR
                                                              CERTAIN
                                                              DEFINITIONS
  THIS CERTIFIES THAT


  IS THE RECORD HOLDER OF

                 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
                                ClickAction Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


        /s/Sharon Chiu                 /s/Gregory Slayton
  Dated:  SECRETARY                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                        COUNTERSIGNED AND REGISTERED:
                             BankBoston, N.A.
                        TRANSFER AGENT AND REGISTRAR

                        BY

                                 AUTHORIZED SIGNATURE

BACK
                               ClickAction Inc.
  THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.
  This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between ClickAction Inc. (the "Company") and BankBoston, N.A., as Rights Agent (the "Rights Agent"), dated as of June 10, 1998, as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and certain related persons, whether currently held by or on behalf of such Person or by any subsequent holder, shall become null and void.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according toapplicable laws or regulations:

TEN COM - as tenants in common  UNIF GIFT MIN ACT - ........Custodian..........
TEN ENT - as tenants by the                         (Cust)       (Minor)
          entireties                               under Uniform Gifts to Minors
JT TEN  - as joint tenants with                    ACT..........................
          right of survivorship                              (State)
          and not as tenants in
          common                UNIF TRF MIN ACT - .......Custodian(until age)..
                                                    (Cust)
                                                   ......under Uniform Transfers
                                                   to Minors ACT................
                                                             (State)

  Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED,____________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________

_____________________________________________________________________________

________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  ___________________________


                                               X  ___________________________
                                               X  ___________________________
                                         NOTICE:  THE SIGNATURE(S) TO THIS
                                                  ASSIGNMENT MUST CORRESPOND
                                                  WITH THE NAME(S) AS WRITTEN
                                                  UPON THE FACE OF THE
                                                  CERTIFICATE IN EVERY
                                                  PARTICULAR, WITHOUT
                                                  ALTERATION OR ENLARGEMENT OR
                                                  ANY CHANGE WHATEVER.

Signature(s) Guaranteed:




_______________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY A BROKERAGE FIRM OR A FINANCIAL INSTITUTION THAT IS A MEMBER OF A SECURITIES APPROVED MEDALLION PROGRAM, SUCH AS SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP), STOCK EXCHANGES MEDALLION PROGRAM (SEMP) OR NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (MSP).

                                                                 Exhibit 99.1

Corporate Contact                     Media Contact
Rachel Brant                          Laurie Head
ClickAction Inc.                      Ogilvy Public Relations
650.473.3621                          202.452.9529
rachelb@clickaction.com               laura.head@dc.ogilvypr.com



For Immediate Release
Thursday, September 16, 1999


             CLICKACTION INC. PUTS E-MAIL MARKETING IN MOTION WITH 80 WORLD-CLASS CLIENTS, AN ENHANCED SERVICE OFFERING,
                          AND NEW CORPORATE IDENTITY

    ClickAction Puts Web Marketers on the Fast Track from Click to Customer


PALO ALTO, Calif. - ClickAction( Inc. (Nasdaq: CLAC), formerly MySoftware Company (Nasdaq: MYSW), announces today a shift in identity that underscores the Company's commitment to the fast growing e-marketing industry. The Company is changing its corporate name to ClickAction Inc. and is launching ClickAction( ERM 4.0 (E-mail Relationship Management). This state-of-the-art e-mail marketing service solidifies the Company's position as a leader in the e-marketing industry, estimated by Forrester Research to exceed $33 billion by 2004.

ClickAction's ERM services address the top two challenges of e-marketers today: 1) driving qualified prospects to their Web sites in a cost effective manner, and 2) developing profitable ongoing relationships with Web visitors.

The enhanced version of ClickAction's ERM 4.0 strengthens the Company's competitive leadership position. Competitive advantages include an exclusive e-mail prospecting service to help clients find new customers and drive traffic to their sites, plus features that increase enterprise functionality, testing capabilities, and ease of use. The Company's effective technology combined with a dedicated client services team can get clients up and running in a matter of days with the most powerful e-mail marketing tools available.

ClickAction's client base now includes more than 80 world-class companies such as L.L. Bean, Dean and Deluca, the NBA, Coach, Talbots, and Sara Lee. Over 30 respected clients have signed with ClickAction since the Company acquired an e-mail marketing pioneer in early August. New clients include retail giant Wards, top cataloger The Mark Group and the largest commercial printer in North America, R.R. Donnelly (NYSE: DNY).

"E-mail marketing is the biggest innovation to hit the direct marketing industry in years. Across the board, our clients are seeing order of magnitude improvements in campaign costs, response times and response rates. ClickAction is already a leader in the e-marketing industry in terms of number of customers, total revenues, and powerful technology," said Gregory Slayton, president and CEO of ClickAction. "Many of the best marketers in the world now depend on ClickAction to harness the potential of e-mail marketing. We help them improve response rates and generate eye-popping revenue results. And this is only the beginning of the e-mail marketing revolution."

About ClickAction Inc.
----------------------

ClickAction Inc. (Nasdaq: CLAC), puts Web marketers on the fast track from click to customer. ClickAction( ERM (E-mail Relationship Management) is a powerful, request-based e-mail marketing service that addresses the top two problems of Web marketers today: 1) driving qualified prospects to their Web sites in a cost effective manner, and 2) developing profitable ongoing relationships with these visitors. Over 80 world-class companies use ClickAction's ERM e-mail marketing service to build lasting, profitable customer relationships, and turn e-mails into e-sales. For more information, please call 800/473-3141 or visit www.ClickAction.com.